Exhibit No. 32.1
Form 10-QSB
Red Horse Entertainment Corporation
File No. 0-23015


          Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

         In connection with the Quarterly Report of Red Horse Entertainment Corporation (the "Company") on Form 10-QSB for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Wayne M. Rogers, Chief Executive Officer and Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: May 14, 2004                    By: /s/ Wayne M. Rogers
                                         --------------------------------------
                                         Chief Executive and Financial Officer


A signed original of this written statement required by Section 906 has been provided to Red Horse Entertainment Corporation and will be retained by Red Horse Entertainment Corporation and furnished to the Securities and Exchange Commission or its staff upon request.